Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events [Abstract]
Subsequent events [Text Block]

31Subsequent events

BioTelemetry

On December 18, 2020, Philips and BioTelemetry, Inc. (BioTelemetry) announced that they have entered into a definitive merger agreement. BioTelemetry is a leading U.S.-based provider of remote cardiac diagnostics and monitoring. The acquisition is part of the Philips strategy to be a leading provider of patient care management solutions. On February 9, 2021, Philips completed a tender offer to acquire all of the issued and outstanding shares of BioTelemetry for USD 72.00 per share. The total equity purchase price and the settlement of stock option rights, including BioTelemetry’s cash and debt, involved an amount of USD 2.8 billion (approximately EUR 2.3 billion). BioTelemetry and its approximately 1,900 employees form part of Philips' Connected Care business segment. Philips consolidates 100% of BioTelemetry as of the acquisition date. Due to the recent closing date, additional IFRS disclosures cannot be made until the initial accounting for the business combination has been completed.

Capsule Technologies

On January 19, 2021, Philips announced it had signed an agreement to acquire Capsule Technologies, Inc., a global leader in medical device integration and data technologies for hospitals and healthcare organizations. The acquisition will become part of Philips’ Connected Care segment and expand Philips’ patient care management solutions for all care settings. Philips will acquire Capsule Technologies for a cash consideration of USD 635 million (approximately EUR 520 million based on the relevant exchange rate on the agreement date). The transaction is subject to certain closing conditions, including regulatory clearances in relevant jurisdictions, and is expected to be completed in the first quarter of 2021.

New credit facilities

In February 2021, Philips entered and has drawn two new bilateral loans amounting to total EUR 500 million (EUR 250 million each) with a tenor of up to one year. These loans will be used for general group purposes and will strengthen the liquidity position of the company.